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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2012

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place
Tucker, Georgia		30084-5336
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.    Other Events.

        On November 27, 2012, Oglethorpe Power Corporation (An Electric Membership Corporation) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of the underwriters named therein, with respect to Oglethorpe's issuance and sale of an aggregate principal amount of $250,000,000 of 4.20% First Mortgage Bonds, Series 2012 A under Oglethorpe's Registration Statement on Form S-3 (File No. 333-167135) and related prospectus supplement and prospectus filed with the SEC. The first mortgage bonds are being issued pursuant to an Indenture dated March 1, 1997 between Oglethorpe, formerly known as Oglethorpe Power Corporation (An Electric Generation & Transmission Corporation), and U.S. Bank National Association, as trustee, successor to SunTrust Bank, Atlanta, as trustee, as supplemented by the Sixty-Third Supplemental Indenture dated as of November 1, 2012 between Oglethorpe and the trustee.

        The above-referenced underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The above-referenced indenture and supplemental indenture (including the form of the first mortgage bonds) are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. In connection with the issuance of the first mortgage bonds, Sutherland Asbill & Brennan LLP is providing the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Exhibit 9.01 Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 27, 2012, by and between Oglethorpe and J.P. Morgan Securities LLC, on behalf of itself and the other underwriters named therein.
4.1
Indenture, dated as of March 1, 1997, made by Oglethorpe to SunTrust Bank, Atlanta, as trustee. (Filed as Exhibit 4.8.1 to Oglethorpe's Form 10-K for the fiscal year ended December 31, 1996, File No. 33-7591.)
4.2
Sixty-Third Supplemental Indenture, dated as of November 1, 2012, made by Oglethorpe to U.S. Bank National Association, as trustee, relating to the first mortgage bonds, including the form of first mortgage bond attached as Exhibit B thereto.
5.1	Opinion of Sutherland Asbill & Brennan LLP, with respect to the validity of the first mortgage bonds.
23.1	Consent of Sutherland Asbill & Brennan LLP (included on Exhibit 5.1).

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: November 28, 2012	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 8.01. Other Events.
SIGNATURE